Exhibit 99.1

FIFTH AMENDMENT

TO

SALE AND SERVICING AGREEMENT

THIS FIFTH AMENDMENT TO THE SALE AND SERVICING AGREEMENT, dated as of February 1, 2007 (this "Amendment"), is entered into by and among MCG Commercial Loan Funding Trust, as the seller (in such capacity, the "Seller"), and MCG Capital Corporation, as the originator (in such capacity, the "Originator") and as the servicer (in such capacity, the "Servicer"), and Three Pillars Funding LLC, as a purchaser ("Three Pillars"), and SunTrust Capital Markets, Inc., as the administrative agent (in such capacity, the "Administrative Agent"), and Wells Fargo Bank, National Association, as the backup servicer (in such capacity, the "Backup Servicer") and as trustee (in such capacity, the "Trustee").

RECITALS

    The Seller, the Originator, the Servicer, Three Pillars, the Administrative Agent, the Backup Servicer and the Trustee are parties to the Sale and Servicing Agreement dated as of November 10, 2004 (as amended, supplemented, modified or restated from time to time, the "Agreement"); and

    Such parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement (including terms incorporated by reference in the Agreement) shall have the same meanings herein as therein defined.

    Amendments to the Agreement. The Agreement is hereby amended as follows:

        The definition of "Advance Amount" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Advance Amount": With respect to any Advance (i) under a Class A Variable Funding Certificate and any Funding Date, subject to the terms and conditions hereof, an amount equal to the product of (a) the applicable Class A Weighted Average Advance Rate and (b) the Borrowing Base and (ii) under any Class B Variable Funding Certificate and any Funding Date, subject to the terms and conditions hereof, an amount equal to the product of (a) the Class B Advance Rate and (b) the Borrowing Base.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Advance Share": On each date of an Advance (i) with respect to the Class A Purchasers, the product of (a) a fraction, the numerator of which is the applicable Class A Weighted Average Advance Rate on such date and the denominator of which is the Combined Advance Rate, times (b) the aggregate amount requested in respect of Advances on such date and (ii) with respect to the Class B Purchasers, the product of (a) a fraction, the numerator of which is the Class B Advance Rate and the denominator of which is the Combined Advance Rate, times (b) the aggregate amount requested in respect of Advances on such date.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Adjusted Advance Rate": On any date of determination, the applicable percentage set forth below depending on the Diversity Score (rounded to the nearest integer) and the Moody's Weighted Average Recovery Rate:

WEIGHTED AVERAGE RECOVERY RATE
	43.7500% or higher	42.0833%- 43.7499%	40.4167%- 42.0832%	38.7500%- 40.4166%	38.7499% or below
1-9	70.0%	68.0%	56.0%	54.0%	52.0%
10-11	70.0%	68.0%	64.0%	60.0%	56.0%
12-14	70.0%	68.0%	66.0%	62.0%	58.0%
15 or higher	70.0%	68.0%	66.0%	64.0%	62.0%

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Facility Amount": An amount equal to the aggregate Commitments of all Class A Purchasers.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Maximum Availability": As of any date of determination, (i) an amount equal to the product of the Borrowing Base and the lesser of (a) the Class A Weighted Average Advance Rate, and (b) the Class A Adjusted Advance Rate minus (ii) the aggregate of all outstanding Servicer Advances of such date.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Minimum Overcollateralization Percentage": On any date of determination, the percentage equivalent of one minus a fraction the numerator of which is equal to the Class A Maximum Availability on such date and the denominator of which is equal to Aggregate Outstanding Loan Balance on such date plus the amount on deposit in the Principal Collections Account on such date.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Purchaser": Each Person from time to time party hereto in such capacity.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Variable Funding Certificate or Class A VFC": Defined in Section 2.1(a).

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class A Weighted Average Advance Rate": At any time means a fraction, expressed as a percentage, (i) the numerator of which is equal to the sum of: (w) 70% of the sum of the Outstanding Loan Balances of all Senior Secured Loans included in the Borrowing Base at such time that have a Loan-to-Value Ratio of 90% or less, (x) 65% of the sum of the Outstanding Loan Balances of all other Senior Secured Loans included in the Borrowing Base at such time, (y) 40% of the sum of the Outstanding Loan Balances of all Senior Subordinated Loans included in the Borrowing Base at such time and (z) 30% of the sum of the Outstanding Loan Balances of all Junior Subordinated Loans included in the Borrowing Base at such time and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance at such time.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class B Advance Rate": 10%.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class B Facility Amount": An amount equal to the aggregate Commitments of all Class B Purchasers.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class B Maximum Availability": As of any date of determination, an amount equal to the product of the Borrowing Base and the Class B Advance Rate.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class B Purchaser": Each Person from time to time party hereto in such capacity.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Class B Variable Funding Certificate or Class B VFC": Defined in Section 2.1(a).

        The definition of "Class Scenario Loss Rate" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Class Scenario Loss Rate": With respect to any Class A Variable Funding Certificate rated or shadow rated by S&P, at any time, an amount equal to the sum of (a) 5% and (b) the greater of (i) the Class A Minimum Overcollateralization Percentage and (ii) 100% minus the effective advance rate for the Advances Outstanding on the Class A Variable Funding Certificates (calculated after giving effect to the Required Equity Contribution) on such date.

        Section 1.1 of the Agreement is hereby amended to add the following definition:

        "Combined Advance Rate": An amount equal to the sum of: (a) the Class A Weighted Average Advance Rate and (b) the Class B Advance Rate.

        Clause (ii) of the definition of "Commitment" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "(ii) with respect to each Advance, an amount determined as provided in Section 2.1(b) or".

        The definition of "Maximum Availability" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Maximum Availability": As of any date of determination, an amount equal to the sum of (a) the difference of (i) an amount equal to the product of the Borrowing Base and the Class A Weighted Average Advance Rate minus (ii) the aggregate of all outstanding Servicer Advances of such date plus (b) the Class B Maximum Availability.

        The definition of "Minimum Overcollateralization Percentage" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Minimum Overcollateralization Percentage": On any date determination, the greater of (a) the percentage equivalent of one minus a fraction the numerator of which is equal to the Maximum Availability on such date and the denominator of which is equal to the Aggregate Outstanding Loan Balance on such date plus the amount of deposit in the Principal Collections Account on such date or (b) 100% minus the sum of (i) the Class A Adjusted Advance Rate on such date and (ii) the Class B Advance Rate.

        The definition of "Note Break-Even Loss Rate" in Section 1.1 of the Agreement is hereby amended to replace the words "Variable Funding Certificate" with the words "Class A Variable Funding Certificate".

        The definition of "Note Loss Differential" in Section 1.1 of the Agreement is hereby amended to replace the words "Variable Funding Certificate" in each place they appear within such definition with the words "Class A Variable Funding Certificate".

        Clause (15) and clause (17) of the definition of "Pool Concentration Criteria" in Section 1.1 of the Agreement are hereby amended by replacing the words "Facility Amount" with the words "Class A Facility Amount".

        The definition of "Pro Rata Share" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Pro Rata Share": With respect to (i) a Class A Purchaser, the percentage obtained by dividing such Class A Purchaser's Commitment by the aggregate Commitments of all Class A Purchasers, and (ii) a Class B Purchaser, the percentage obtained by dividing such Class B Purchaser's Commitment by the aggregate Commitments of all Class B Purchasers.

        The definition of "Purchaser" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

        "Purchaser": Each of the Class A Purchasers and Class B Purchasers from time to time party hereto as a Purchaser and "Purchasers" means all such Persons collectively.

        The definition of "Purchaser Fee Letter" in Section 1.1 of the Agreement is hereby amended to replace the word "the" appearing in the first line therein before the words "fee letter" with the word "each".

        The definition of "Adjusted Advance Rate" in Section 1.1 of the Agreement is hereby deleted in its entirety.

        The definition of "Weighted Average Advance Rate" in Section 1.1 of the Agreement is hereby deleted in its entirety.

        Section 2.1(a) of the Agreement is hereby amended in its entirety to read as follows:

        "(a) The Seller, in the case of the Class A Purchasers, heretofore delivered or shall, on the date hereof (and on the terms and subject to the conditions hereinafter set forth), deliver, and will, in the case of the Class B Purchasers, deliver on or prior to February 1, 2007, to the Purchaser Agents for each applicable Purchaser, at the applicable address set forth on the signature pages of this Agreement, duly executed amended and restated variable funding certificates (in the case of each Class A Purchaser, a "Class A Variable Funding Certificate" or "Class A VFC" and in the case of each Class B Purchaser, a "Class B Variable Funding Certificate" or "Class B VFC", and collectively, the Class A VFCs and the Class B VFCs are referred to herein as the "Variable Funding Certificates" or the "VFCs"), in substantially the form of Exhibit B-1 or Exhibit B-2, as applicable, in an aggregate face amount equal to the Commitment of such Purchaser Agent's related Purchaser, and otherwise duly completed. Each Variable Funding Certificate evidences, and at all times on and after the date hereof shall continue to evidence, an undivided ownership interest in the Assets purchased by each applicable Purchaser in an amount equal, at any time, to the percentage equivalent of a fraction (i) the numerator of which is the Advances outstanding under the applicable VFC on such day, and (ii) the denominator of which is the total aggregate Advances Outstanding on such day. Interest shall accrue on each VFC, and each VFC shall be payable, as described herein."

        Section 2.1(b) of the Agreement is hereby amended in its entirety to read as follows:

        "(b) On the terms and conditions hereinafter set forth, during the Revolving Period, the Seller may, at its option, request the Class A Purchasers and the Class B Purchasers to make advances of funds under the applicable VFCs to the extent possible, in accordance with their applicable Advance Share, and in any event in an aggregate amount up to the applicable Advance Amount for such Class of VFC (in the case of a Class A Purchaser, a "Class A Advance" and in the case of a Class B Purchaser, a "Class B Advance"; each an "Advance" and collectively, the "Advances") and each such Class A Purchaser shall make its Class A Advance in an amount equal to its ratable share of the aggregate Commitments calculated solely with respect to all Class A Purchasers, and each Class B Purchaser shall make its Class B Advance in an amount equal to its ratable share of the aggregate Commitment calculated solely with respect to all Class B Purchasers; provided, that, (A) in no event shall Class A Purchasers make any Class A Advance if, after giving effect to such Advance the aggregate Class A Advances Outstanding hereunder would exceed the lesser of (i) the Class A Facility Amount and (ii) the Class A Maximum Availability and (B) in no event shall Class B Purchasers make any Class B Advance if, after giving effect to such Advance the aggregate Class B Advances Outstanding hereunder would exceed the lesser of (i) the Class B Facility Amount and (ii) the Class B Maximum Availability. Notwithstanding anything contained in this Section 2.1 or elsewhere in this Agreement to the contrary, no Purchaser shall be obligated to provide its Purchaser Agent or the Seller with aggregate funds in connection with an Advance that would exceed such Purchaser's unused Commitment (whether in respect of its Commitment as a Class A Purchaser or as a Class B Purchaser) then in effect."

        Clause (i) of Section 2.1(e) of the Agreement is hereby amended to add the following words "with respect to the appropriate class of VFC" after the words "Advances Outstanding" in each place such words appear.

        Section 2.2(b) of the Agreement is hereby amended in its entirety to read as follows:

        "(b) On each Funding Date, each Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds, at such bank or other location reasonably designated by Seller in its Borrowing Notice given pursuant to this Section 2.2, an amount determined pursuant to Section 2.1(b)."

        Section 2.3(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

        "The Seller may at any time and from time to time upon two Business Days' prior written notice (such notice, in the form of Exhibit A-2, to be received by the Administrative Agent, each Hedge Counterparty and each Purchaser Agent no later than 2:00 p.m. (Eastern Standard Time) on such day) to the Administrative Agent, each Hedge Counterparty and each Purchaser Agent, reduce the Advances Outstanding with respect to either class of VFC by remitting, in accordance with its Pro Rata Share, to each Purchaser Agent, for payment to the respective Purchasers, (i) cash and (ii) instructions to reduce such Advances Outstanding with respect to the designated class of VFC; provided, that, no such reduction shall be given effect (1) unless the Seller has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of the Advances Outstanding with respect to the designated class of VFC, and Seller has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination, (2) if a Termination Event or Unmatured Termination Event would result from such reduction or (3) during the Amortization Period unless such prepayment is made solely from the proceeds of a capital contribution and not from Collections. Any reduction of the Advances Outstanding with respect to the designated class of VFC shall be in a minimum amount of the greater of (a) $1,000,000 and (b) the minimum amount required to pay the Hedge Breakage Costs related to the reduced portion of Advances Outstanding with respect to the designated class of VFC. Any such reduction will occur only if sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. Upon receipt of such amounts, the Administrative Agent shall apply such amounts first to the pro rata reduction of the Advances Outstanding with respect to the class of VFC designated by the Seller, and second to the payment of any Hedge Breakage Costs. Any related accrued Interest and Breakage Costs related to such reduction of Advances shall be paid by the Seller on the immediately succeeding Payment Date in accordance with Section 2.7 or Section 2.8, as applicable. For avoidance of doubt, and subject to foregoing limitations, the Seller may choose (in its sole discretion) at any time during the Revolving Period, Early Termination Period and prior to the commencement of the Amortization Period (and, in the case of a prepayment made solely with the proceeds of a capital contribution, during the Amortization Period) which class of VFCs it will prepay pursuant to this Section 2.3(b). Any notice relating to any prepayment pursuant to this Section 2.3(b) shall be irrevocable."

        Section 2.7(a)(4) and Section 2.7(a)(5) of the Agreement are hereby amended in its entirety to read as follows:

        "(4) to each applicable Purchaser Agent, first, for the account of the applicable Class A Purchasers, pro rata in accordance with the amount of Advances Outstanding in respect of Class A Advances hereunder, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof and second, for the account of the applicable Class B Purchasers, pro rata in accordance with the amount of Advances Outstanding in respect of Class B Advances hereunder, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof;

        (5) to each applicable Purchaser Agent, if the Required Advance Reduction Amount is greater than zero or an Overcollateralization Shortfall exists, an amount necessary to reduce the Required Advance Reduction Amount to zero and an amount necessary to cure such Overcollateralization Shortfall, first, for the account of the applicable Class A Purchasers, pro rata in accordance with the amount of Advances Outstanding in respect of Class A Advances hereunder, for the payment thereof, and second, for the account of the applicable Class B Purchasers, pro rata in accordance with the amount of Advances Outstanding in respect of Class B Advances hereunder, for the payment thereof; provided that for avoidance of doubt, and subject to limitations in Section 2.3(b), so long as the Required Advance Reduction Amount is reduced to zero and no Overcollateralization Shortfall would exist, the Seller may choose (in its sole discretion) which class of VFCs it will prepay;".

        Section 2.8(4) and Section 2.8(5) of the Agreement are hereby amended in its entirety to read as follows:

        "(4) to each applicable Purchaser Agent, first, for the account of the applicable Class A Purchasers, pro rata in accordance with the amounts of Advances Outstanding in respect of Class A Advances hereunder, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof and second, for the account of the applicable Class B Purchasers, pro rata in accordance with the amounts of Advances Outstanding in respect of Class B Advances hereunder, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof;

        (5) to each applicable Purchaser Agent, first for the account of the applicable Class A Purchaser, pro rata in accordance with the amount of Advances Outstanding in respect of Class A Advances hereunder, in an amount necessary to reduce the Advances Outstanding in respect of Class A Advances to zero, for the payment thereof and second, for the account of the applicable Class B Purchaser, pro rata in accordance with the amount of Advances Outstanding in respect of Class B Advances hereunder, in an amount necessary to reduce the Advances Outstanding in respect of Class B Advances to zero, for the payment thereof;".

        Section 3.2(m) of the Agreement is hereby amended in its entirety to read as follows:

        "(m) To the extent applicable for any (i) Class A Purchaser, such Class A Purchaser (or its related Purchaser Agent) shall have received a "private rating assessment" of "A2" by Moody's on its related Variable Funding Certificate as required by such Class A Purchaser, and such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading, or public notification of a possible change without indication of direction and (ii) Class B Purchaser, such Class B Purchaser (or its related Purchaser Agent) shall have received a "private rating assessment" of "Baa2" by Moody's on its related Variable Funding Certificate as required by such Class B Purchaser, and such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading, or public notification of a possible change without indication of direction. In connection therewith, each Purchaser Agent shall have received a copy of the "private rating assessment" from Moody's, stating the current ratings by Moody's of its Variable Funding Certificate are as set forth above; and".

        Section 6.15(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

        "(e) [Reserved]."

        Section 10.1(f) of the Agreement is hereby amended in its entirety to read as follows:

        "(f) (i) the Advances Outstanding on the Class A Variable Funding Certificates on any day exceeds the lesser of the Class A Facility Amount and the Class A Maximum Availability and such condition continues unremedied for two Business Days, or (ii) the Advances Outstanding on the Class B Variable Funding Certificates on any day exceeds the lesser of the Class B Facility Amount and the Class B Maximum Availability and such condition continues unremedied for two Business Days; or".

        Section 11.1(iv) of the Agreement is hereby amended in its entirety to read as follows:

        "(iv) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, (a) an amount of Advances Outstanding on the Class A Variable Funding Certificates that is less than or equal to the lesser of (x) the Class A Facility Amount and (y) the Class A Maximum Availability on such Business Day; and (b) an amount of Advances Outstanding on the Class B Variable Funding Certificates that is less than or equal to the lesser of (x) the Class B Facility Amount and (y) the Class B Maximum Availability on such Business Day;".

        Section 12.1(e) of the Agreement is hereby amended by replacing the word "Pro Rata Share" in the third and twelfth line with the following word "Commitment".

    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

    Conditions to Effectiveness. The effectiveness of the amendments in Section 2 hereof is subject to the condition precedent that each of the parties hereto shall have received counterparts of this Amendment, duly executed by all the parties hereto.

    Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each of the Seller, the Originator and the Servicer hereby reaffirms all covenants, representations and warranties made in the Agreement and the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

    Representations and Warranties. Each of the Seller, the Originator and the Servicer hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event shall exist.

    Ratification. All of the provisions of this Amendment are incorporated by reference into the Agreement, as if set forth in full therein. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby. As amended, the Agreement is hereby ratified and reaffirmed by the parties hereto.

    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

MCG COMMERCIAL LOAN FUNDING TRUST, as Seller

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By: /s/ Dorri E. Wolhar
Name: Dorri E. Wolhar
Title: Financial Services Officer

MCG CAPITAL CORPORATION, as Originator and as Servicer

By: /s/ Michael R. McDonnell
Name: Michael R. McDonnell
Title: Chief Financial Officer

Commitment: THREE PILLARS FUNDING LLC, as a $218,750,000 Class A Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

Commitment: THREE PILLARS FUNDING LLC, as a $31,250,000 Class B Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

SUNTRUST CAPITAL MARKETS, INC., as Administrative Agent

By: /s/ Stephen A. McKenna
Name: Stephen A. McKenna
Title: Managing Director, Senior Risk Officer

[Signatures Continued on Following Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer

By: /s/ Kristen L. Puttin
Name: Kristen L. Puttin
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Kristen L. Puttin
Name: Kristen L. Puttin
Title: Assistant Vice President